EXHIBIT 4.2
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                                     (front)

NUMBER                                                              SHARES
DCI  ________                                                       ________

                           NATIONAL DATACOMPUTER, INC.

              INCORPORATION UNDER THE LAWS OF THE STATE OF DELAWARE
               THIS CERTIFICATE IS TRANSFERRABLE IN NEW YORK CITY

                                  COMMON STOCK

THIS CERTIFIES THAT

is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF
                           EIGHT CENTS ($.08) EACH OF


                           NATIONAL DATACOMPUTER, INC.

(hereinafter called the "Company") transferable upon the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Company as from time to time amended (copies of which are on file with the Company) to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         IN WITNESS WHEREOF, the Company ahs caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

Dated:

         TREASURER                                         PRESIDENT

                           NATIONAL DATACOMPUTER, INC.
                                 1986 - DELAWARE


                                     (back)


                           NATIONAL DATACOMPUTER, INC.

THE COMPANY WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the fact of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     as tenants in common            UNIF GIFT MIN ACT - __ Custodian _
TEN ENT -   as tenants by the entireties                      (Cust)     (Minor)
JT TEN -    as joint tenants with right of
              survivorship and not as
              tenants in common


         Additional abbreviations may also be used though not listed above.

For Value Received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________Shares
of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the Company with full power of substitution in the premises.


Dated __________________________




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         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                 WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                 CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.